UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
239-301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock	Par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC
Hertz Global Holdings, Inc.	Warrants to purchase Common Stock	Each exercisable for one share of Hertz Global Holdings, Inc. common stock at an exercise price of $13.61 per share, subject to adjustment	HTZWW	The Nasdaq Stock Market LLC
The Hertz Corporation	None		None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Second Amended and Restated Series 2021-A Supplement
On June 27, 2025, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy remote subsidiary of The Hertz Corporation (“THC”), and THC entered into Amendment No. 4 to Second Amended and Restated Series 2021-A Supplement (“Amendment No. 4 to Second A&R Series 2021-A Supplement”) by and among HVF III, as issuer, THC, as administrator, Deutsche Bank AG, New York Branch, as program agent, and The Bank of New York Mellon Trust Company, N.A., as trustee. Amendment No. 4 to Second A&R Series 2021-A Supplement amends the Second Amended and Restated Series 2021-A Supplement, dated June 28, 2023.
Amendment No. 4 to Second A&R Series 2021-A Supplement was entered into primarily to issue new Class B Notes thereunder to unaffiliated third parties in an aggregate principal amount equal to $300,000,000. The Series 2021-A Class B Notes have a fixed interest rate of 9.28%; the Series 2021-A Commitment Termination Date for such notes is June 27, 2027; the Legal Final Payment Date is June 27, 2028; and the Class B Notes are subordinated to the Class A Notes.

Notes Issued	Principal		Interest Rate	Series 2021-A Commitment Termination Date	Legal Final Payment Date
Series 2021-A
Class B		$300,000,000	9.28%	June 2027	June 2028

The foregoing description of Amendment No. 4 to Second A&R Series 2021-A Supplement is qualified in its entirety by reference to Amendment No. 4 to Second A&R Series 2021-A Supplement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
HVF III Rental Car Asset Backed Note Offerings

On June 30, 2025, HVF III issued two series of notes to unaffiliated third parties: (1) the Series 2025-3 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C and Class D, in an aggregate principal amount equal to $375,000,000, pursuant to the Series 2025-3 Supplement (the “Series 2025-3 Supplement”), dated as of June 30, 2025, among HVF III, as issuer, THC, as administrator, and The Bank of New York Mellon Trust Company, N.A. (“BNYM”), as trustee, to the Base Indenture (the “Base Indenture”), dated as of June 29, 2021, which was previously filed as Exhibit 10.7 to the Current Report on Form 8-K filed on July 7, 2021; and (2) the Series 2025-4 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, and Class D, in an aggregate principal amount equal to $310,000,000, pursuant to the Series 2025-4 Supplement (the “Series 2025-4 Supplement”), dated as of June 30, 2025, among HVF III, as issuer, THC, as administrator, and BNYM, as trustee, to the Base Indenture.

The Series 2025-3 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, and Class D (collectively, the “Series 2025-3 Notes”) and the Series 2025-4 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, and Class D (collectively, the “Series 2025-4 Notes”) are described together below as the “Series 2025 Notes.”

THC utilizes the HVF III securitization platform, which consists of both variable funding notes and medium-term notes, such as the Series 2025 Notes issued in the offerings described herein, to finance its U.S. rental car fleet. Subject to certain conditions, additional notes may be issued in the future under the Base Indenture.

The Series 2025 Notes were issued with the following terms:

Notes Issued	Principal		Interest Rate	Expected Final Payment Date	Legal Final Payment Date
Series 2025-3
Class A		$256,875,000	5.06%	December 2028	December 2029
Class B		$37,500,000	5.59%	December 2028	December 2029
Class C		$50,625,000	6.13%	December 2028	December 2029
Class D		$30,000,000	8.55%	December 2028	December 2029

Series 2025-4
Class A		$212,350,000	5.41%	December 2030	December 2031
Class B		$31,000,000	5.90%	December 2030	December 2031
Class C		$41,850,000	6.48%	December 2030	December 2031
Class D		$24,800,000	9.34%	December 2030	December 2031

The Series 2025-3 Class B Notes are subordinated to the Series 2025-3 Class A Notes. The Series 2025-3 Class C Notes are subordinated to the Series 2025-3 Class A Notes and the Series 2025-3 Class B Notes. The Series 2025-3 Class D Notes are subordinated to the Series 2025-3 Class A Notes, the Series 2025-3 Class B Notes, and the Series 2025-3 Class C Notes.

The Series 2025-4 Class B Notes are subordinated to the Series 2025-4 Class A Notes. The Series 2025-4 Class C Notes are subordinated to the Series 2025-4 Class A Notes and the Series 2025-4 Class B Notes. The Series 2025-4 Class D Notes are subordinated to the Series 2025-4 Class A Notes, the Series 2025-4 Class B Notes, and the Series 2025-4 Class C Notes.

Unless an amortization event occurs, HVF III is not required to make any principal payments on (i) the Series 2025-3 Notes until July 2028 and (ii) the Series 2025-4 Notes until July 2030. Beginning in July 2028 for the Series 2025-3 Notes and July 2030 for the Series 2025-4 Notes, HVF III is expected to make a payment of one-sixth of the initial principal amount until repayment is made in full on the applicable legal final payment date for such series of notes in December 2029 and December 2031, respectively.

The occurrence and continuation of an amortization event related to the Series 2025 Notes may result in HVF III being required to pay principal on the Series 2025 Notes earlier than anticipated. Amortization events include, among other things, the failure to pay principal or interest in a timely manner, the failure to maintain sufficient assets compared to the outstanding amount of debt, the failure to maintain sufficient liquidity in the form of reserve accounts or letters of credit, the presence of certain liens on HVF III’s assets, any misrepresentations by HVF III, any covenant defaults and defaults by either HVF III or THC, as administrator of HVF III under the Administration Agreement, dated as of June 29, 2021, which was previously filed as Exhibit 10.9 to the Current Report on Form 8-K filed on July 7, 2021. In the event that one or more amortization events occurs and is continuing, holders of the Series 2025 Notes may force HVF III or BNYM on their behalf to sell vehicles and, if a default occurs under the Master Motor Vehicle Operating Lease and Servicing Agreement (HVF III) (the “Lease”), dated as of June 29, 2021, which was previously filed as Exhibit 10.8 to the Current Report on Form 8-K filed on July 7, 2021, the holders of the Series 2025 Notes may force THC and/or DTG Operations, Inc., a wholly-owned indirect subsidiary of THC, each as a lessee under the Lease, to return vehicles for sale by HVF III. Proceeds of any such sales made during the enforcement of remedies are required to repay the Series 2025 Notes and any notes issued by HVF III in the future.

The net proceeds of the Series 2025 Notes were used in part to repay the amounts outstanding on HVF III’s Series 2021-A Variable Funding Rental Car Asset Backed Notes. Remaining funds are expected to be used for the future acquisition or refinancing of eligible vehicles to be leased under the Lease.

The foregoing descriptions of the Series 2025 Notes are qualified in their entirety by reference to the complete terms and conditions of the Series 2025-3 Supplement and the Series 2025-4 Supplement, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, which are incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1
Amendment No. 4, dated as of June 27, 2025, to Second Amended and Restated Series 2021-A Supplement, dated as of June 28, 2023, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, Deutsche Bank AG, New York Branch, as program agent, and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.2
Series 2025-3 Supplement, dated as of June 30, 2025, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.3
Series 2025-4 Supplement, dated as of June 30, 2025, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee.

104.1	Cover page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

Date: June 30, 2025	By:	/s/ Scott M. Haralson
	Name:	Scott M. Haralson
	Title:	Executive Vice President and Chief Financial Officer